Exhibit 99.1

TR-1: Standard form for notification of major holdings

1. Issuer Details

ISIN

IE00BWT6H894

Issuer Name

Flutter Entertainment Public Limited Company

UK or Non-UK Issuer

Non-UK

2. Reason for Notification

An acquisition or disposal of financial instruments

3. Details of person subject to the notification obligation

Name

Bank of America Corporation

City of registered office (if applicable)

Country of registered office (if applicable)

US

4. Details of the shareholder

Full name of shareholder(s) if different from the person(s) subject to the notification obligation, above

City of registered office (if applicable)

Country of registered office (if applicable)

5. Date on which the threshold was crossed or reached

23-Jan-2026

6. Date on which Issuer notified

26-Jan-2026

7. Total positions of person(s) subject to the notification obligation

	% of voting rights attached to shares (total of 8.A)	% of voting rights through financial instruments (total of 8.B 1 + 8.B 2)	Total of both in % (8.A + 8.B)	Total number of voting rights held in issuer
Resulting situation on the date on which threshold was crossed or reached	1.163244	11.721823	12.885067	22577738
Position of previous notification (if applicable)	0.645113	5.049954	5.695067

8. Notified details of the resulting situation on the date on which the threshold was crossed or reached

8A. Voting rights attached to shares

Class/Type of shares ISIN code(if possible)	Number of direct voting rights (DTR5.1)	Number of indirect voting rights (DTR5.2.1)	% of direct voting rights (DTR5.1)	% of indirect voting rights (DTR5.2.1)
IE00BWT6H894		2038284		1.163244
Sub Total 8.A	2038284		1.163244%

8B1. Financial Instruments according to (DTR5.3.1R.(1) (a))

Type of financial instrument	Expiration date	Exercise/conversion period	Number of voting rights that may be acquired if the instrument is exercised/converted	% of voting rights
Right to Recall	n/a	n/a	38637	0.022050
Physical Swaps	10/02/2026	n/a	418000	0.238552
Physical Call Option	20/03/2026	n/a	27000	0.015409
Sub Total 8.B1			483637	0.276011%

8B2. Financial Instruments with similar economic effect according to (DTR5.3.1R.(1) (b))

Type of financial instrument	Expiration date	Exercise/conversion period	Physical or cash settlement	Number of voting rights	% of voting rights
Swaps	15/10/2027	n/a	Cash	37912	0.021636
Swaps	15/04/2027	n/a	Cash	45028	0.025697
Swaps	18/12/2026	n/a	Cash	2655668	1.515584
Swaps	23/02/2026	n/a	Cash	1114778	0.636201

Swaps	05/05/2026	n/a	Cash	30380	0.017338
Swaps	06/01/2027	n/a	Cash	293278	0.167373
Swaps	20/03/2026	n/a	Cash	82535	0.047103
Swaps	25/11/2026	n/a	Cash	8747	0.004992
Swaps	25/03/2026	n/a	Cash	313	0.000179
Swaps	26/05/2026	n/a	Cash	4425	0.002525
Swaps	16/03/2026	n/a	Cash	510000	0.291056
Swaps	29/01/2026	n/a	Cash	509953	0.291029
Swaps	13/04/2026	n/a	Cash	23000	0.013126
Swaps	09/03/2026	n/a	Cash	6233041	3.557183
Swaps	10/03/2026	n/a	Cash	19000	0.010843
Swaps	12/03/2026	n/a	Cash	24000	0.013697
Swaps	19/03/2026	n/a	Cash	260000	0.148381
Swaps	22/06/2026	n/a	Cash	421886	0.240769
Swaps	18/09/2026	n/a	Cash	435026	0.248268
Swaps	15/01/2027	n/a	Cash	14700	0.008389
Swaps	07/04/2026	n/a	Cash	16000	0.009131
Swaps	19/10/2026	n/a	Cash	100000	0.057070
Swaps	04/01/2027	n/a	Cash	163406	0.093255
Swaps	01/11/2027	n/a	Cash	12708	0.007252
Swaps	30/11/2027	n/a	Cash	332321	0.189655
Swaps	15/02/2028	n/a	Cash	26353	0.015040
Swaps	15/05/2028	n/a	Cash	190	0.000108
Swaps	07/03/2029	n/a	Cash	308	0.000176
Swaps	01/03/2027	n/a	Cash	210544	0.120157

Swaps	20/11/2026	n/a	Cash	142014	0.081047
Swaps	30/03/2026	n/a	Cash	5436222	3.102440
Swaps	08/12/2026	n/a	Cash	38631	0.022047
Swaps	14/07/2026	n/a	Cash	45554	0.025998
Swaps	01/04/2027	n/a	Cash	28360	0.016185
Swaps	01/10/2026	n/a	Cash	240	0.000137
Swaps	31/12/2026	n/a	Cash	24076	0.013740
Swaps	15/06/2027	n/a	Cash	13860	0.007910
Swaps	21/01/2027	n/a	Cash	50000	0.028535
Swaps	29/05/2026	n/a	Cash	140	0.000080
Swaps	22/04/2026	n/a	Cash	84256	0.048085
Swaps	16/02/2026	n/a	Cash	12166	0.006943
Swaps	24/03/2026	n/a	Cash	106511	0.060786
Swaps	12/02/2027	n/a	Cash	63046	0.035980
Swaps	30/11/2026	n/a	Cash	135	0.000077
Swaps	15/05/2026	n/a	Cash	10281	0.005867
Swaps	14/09/2026	n/a	Cash	10785	0.006155
Swaps	30/01/2026	n/a	Cash	15405	0.008792
Swaps	04/06/2027	n/a	Cash	6313	0.003603
Swaps	06/05/2030	n/a	Cash	177	0.000101
Swaps	30/01/2029	n/a	Cash	104501	0.059638
Swaps	27/02/2029	n/a	Cash	19743	0.011267
Swaps	02/04/2029	n/a	Cash	14306	0.008164
Swaps	30/08/2029	n/a	Cash	2180	0.001244
Swaps	30/10/2029	n/a	Cash	8910	0.005085

Swaps	26/06/2028	n/a	Cash	33700	0.019233
Swaps	27/06/2028	n/a	Cash	22295	0.012724
Swaps	19/07/2028	n/a	Cash	52820	0.030144
Swaps	30/10/2028	n/a	Cash	14000	0.007990
Swaps	06/11/2028	n/a	Cash	45240	0.025818
Swaps	07/11/2028	n/a	Cash	14640	0.008355
Swaps	08/11/2028	n/a	Cash	7044	0.004020
Swaps	30/04/2026	n/a	Cash	12925	0.007376
Swaps	29/12/2026	n/a	Cash	62	0.000038
Swaps	01/02/2027	n/a	Cash	29446	0.016805
Swaps	07/05/2030	n/a	Cash	333	0.000190
Sub Total 8.B2				20055817	11.445812%

9. Information in relation to the person subject to the notification obligation

2. Full chain of controlled undertakings through which the voting rights and/or the financial instruments are effectively held starting with the ultimate controlling natural person or legal entities (please add additional rows as necessary)

Ultimate controlling person	Name of controlled undertaking	% of voting rights if it equals or is higher than the notifiable threshold	% of voting rights through financial instruments if it equals or is higher than the notifiable threshold	Total of both if it equals or is higher than the notifiable threshold
Bank of America Corporation	Bank Of America, National Association

Bank of America Corporation	BofA Securities, Inc.

Bank of America Corporation	Managed Account Advisors, LLC

Bank of America Corporation	Merrill Lynch, Pierce, Fenner & Smith Inc.

Bank of America Corporation	U.S. Trust Co of Delaware

Bank of America Corporation	Merrill Lynch International

Bank of America Corporation	BofA Securities Europe SA

10. In case of proxy voting

Name of the proxy holder

The number and % of voting rights held

The date until which the voting rights will be held

11. Additional Information

12. Date of Completion

26-Jan-2026

13. Place Of Completion

United Kingdom